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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION

             UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE

                               ----------------

                                U.S. BANK, N.A.
                            f/k/a FIRSTAR BANK, N.A.
              (Exact name of Trustee as specified in its charter)

       A National Banking Association                       41-0122055
  (State of incorporation if not a national    (IRS Employer Identification No.)
                   bank)

            101 East Fifth Street
         Corporate Trust Department
             St. Paul, Minnesota                                   55101
  (Address of principal executive offices)                       (Zip Code)

                                 US BANK, N.A.
                             101 East Fifth Street
                           St. Paul, Minnesota 55101
                                 (651) 229-2600
        (Exact name, address and telephone number of agent for service)

                               ----------------

                           MIKOHN GAMING CORPORATION

                   Nevada                                        88-0218876
      (State of incorporation or other
                jurisdiction)                        (IRS Employer Identification No.)

               920 Pilot Road
              Las Vegas, Nevada                                    89119
  (Address of principal executive offices)                       (Zip Code)

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                     11.875% Senior Secured Notes due 2008
                        (Title of Indenture Securities)

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Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Treasury Department
       Washington, DC
       Federal Deposit Insurance Corporation
       Washington, DC
       The Board of Governors of the Federal Reserve System
       Washington, DC

     (b) The Trustee is authorized to exercise corporate trust powers.

                                    General

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None
     See Note following Item 16.

Items 3-15. Are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. List of Exhibits. Listed below are all the exhibits filed as a part of this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-35544.

 Exhibit 1. Copy of Articles of Association of the trustee now in effect.

 Exhibit 2. a.  A copy of the certificate of the Comptroller of Currency dated
                June 1, 1965, authorizing Firstar Bank of Minnesota, N. A. to act as fiduciary.

            b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the Comptroller of the Currency to Firstar Bank of Minnesota, N.A.

 Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

 Exhibit 4. Copy of the By-Laws of the trustee as now in effect.

 Exhibit 5. Copy of each Indenture referred to in Item 4.

 Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

 Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
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Note

   The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10%
or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.
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                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 18th day of September, 2001.

                                         US BANK, N.A. f/k/a FIRSTAR BANK, N.A.
(Seal)
                                                 /s/ Frank P. Leslie III
                                        ----------------------------------------
                                           Frank P. Leslie III, Vice President
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                                                                       EXHIBIT 6

                                    CONSENT

   In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank of Minnesota, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange
Commission upon its request therefor.

Dated: September 19, 2001

                                     US BANK, N.A. f/k/a FIRSTAR BANK, N.A.

                                     /s/ Frank P. Leslie, III
                                     __________________________________________
                                     Frank P. Leslie III, Vice President

                                                                       EXHIBIT 7

                       FIRSTAR BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION

                                                                     ($000's)
                                                                     12/31/00
As of 12/31/2000                                                    -----------
                              Assets
Cash and Due From Depository Institutions.......................... $ 4,544,505
Federal Reserve Stock..............................................         -0-
Securities.........................................................  12,945,944
Federal Funds......................................................     410,689
Loans & Lease Financing Receivables................................  50,162,986
Fixed Assets.......................................................     931,227
Intangible Assets..................................................   1,322,468
Other Assets.......................................................   2,275,734
  Total Assets..................................................... $72,593,553

                            Liabilities
Deposits........................................................... $53,380,847
Fed Funds..........................................................   5,278,558
Treasury Demand Notes..............................................     357,723
Trading Liabilities................................................       4,682
Other Borrowed Money...............................................   4,446,474
Acceptances........................................................      19,638
Subordinated Notes and Debentures..................................   2,016,942
Other Liabilities.................................................. $ 1,642,637
  Total Liabilities................................................ $67,147,501

                              Equity
Common and Preferred Stock......................................... $    18,200
Surplus............................................................   3,540,002
Undivided Profits..................................................   1,887,850
  Total Equity Capital............................................. $ 5,446,052
  Total Liabilities and Equity Capital............................. $72,593,553